Signet Student Loan Trust 1996-A
Statement to Noteholders and Certificateholders
Interest Payment Date:                2/25/97
Reporting Period:                     1/1/97-1/31/97

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I.       Deal Parameters

         --------------------------------------------------------------------------------------------
     A   Student Loan Portfolio Characteristics                       11/1/96             1/31/97
         --------------------------------------------------------------------------------------------
         i    Principal Balance                                     399,468,977.20     388,654,019.09
         ii   Interest to be Capitalized                              5,121,821.58       3,278,514.50
                                                               --------------------------------------
         iii  Pool Balance                                          404,590,798.78     391,932,533.59

     B   i    Weighted Average Coupon (WAC)                                 8.3280%            8.3567%
         ii   Weighted Average Remaining Term                               130.43             130.93
         iii  Number of Loans                                              103,208            101,125
         iv   Number of Borrowers                                           50,613             49,895
         --------------------------------------------------------------------------------------------



         ---------------------------------------------------------------------------------------------------------------------------
     C   Notes and Certificates                   Spread           Balance          % of Pool           Balance          % of Pool
                                                                   12/27/96                             2/25/97
         ---------------------------------------------------------------------------------------------------------------------------
         i    Class A-1 Notes   82668P AA3         0.09%     $252,000,000.00         58.819%      $  252,000,000.00         58.819%
         ii   Class A-2 Notes   82668P AB1         0.15%     $161,439,000.00         37.681%      $  161,439,000.00         37.681%
         iii  Certificates      82668P AC9         0.45%     $ 14,996,000.00          3.500%      $   14,996,000.00          3.500%
         ===========================================================================================================================
         iv   Total Notes and Certificates                   $428,435,000.00        100.000%      $  428,435,000.00        100.000%
         ===========================================================================================================================

     D   Reserve Account                                               12/27/96                               2/25/97
         ---------------                                               --------                               -------
         i    Reserve Account Initial Deposit ($)                 $   6,317,145.00
         ii   Specified Reserve Account Balance ($)               $   6,317,145.00                    $     6,082,617.61
         iii  Current Reserve Account Balance($)                  $   6,317,145.00                    $     6,317,145.00

     E   Pre-Funding Account                                            12/27/96                              2/25/97
         -------------------                                            --------                              -------
         i    Pre-Funding Account Initial Deposit ($)             $  16,552,201.22
         ii   Current Pre-Funding Account Balance ($)             $  16,552,201.22                    $    13,105,462.24

         ---------------------------------------------------------------------------------------------------------------------------


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
         ----------------------------- ---------------------------------------------------------------------
         II.           Transactions from:          1/1/97 through 1/31/97

              A   Student Loan Principal Activity
                  i    Regular Principal Collections                          $4,570,580.62
                  ii   Principal Collections from Guarantor                      $83,546.24
                  iii  Principal Reimbursements from Seller and/or Servicer           $0.00
                  iv   New Serial Loan Purchases (1)                                  $0.00
                  v    Liquidation Proceeds (principal)                               $0.00
                  vi   Recoveries                                                     $0.00
                  vii  Other System Adjustments                                       $0.00
                                                                        -------------------
                  viii Total Principal Collections                            $4,654,126.86


              B   Student Loan Non-Cash Principal Activity
                  i    Capitalized Interest                                     (397,720.15)
                  ii   Realized Losses                                                 0.00
                  iii  Other Adjustments                                         (36,329.78)
                                                                        -------------------
                  iv   Total Non-Cash Principal Activity                        (434,049.93)


                  -------------------------------------------------------------------------
              C   Total Student Loan Principal Activity                       $4,220,076.93
                  -------------------------------------------------------------------------


              D   Student Loan Interest Activity
                  i    Regular Interest Collections                           $1,781,846.39
                  ii   Interest Claims Received from Guarantors                   $2,283.46
                  iii  Interest Reimbursements from Seller and/or Servicer            $0.00
                  iv   Liquidation Proceeds (interest)                                $0.00
                  v    Other Systems Adjustments                                      $0.00
                  vi   Special Allowance Payments                                     $0.00
                  vii  Subsidy Payments                                               $0.00
                                                                        -------------------
                  viii Total Interest Collections                             $1,784,129.85


              E   Student Loan Non-Cash Interest Activity
                  i    Interest Accrual Adjustment                               ($3,202.67)
                  ii   Capitalized Interest                                     $397,720.15
                                                                        -------------------
                  iii  Total Non-Cash Interest Adjustments                      $394,517.48


                  -------------------------------------------------------------------------
              F   Total Student Loan Interest Activity                        $2,178,647.33
                  -------------------------------------------------------------------------

              (1)  No new Serial Loans were purchased during the current Monthly Collection Period.

         ---------------------------------------------------------------------------------------------------

         -----------------------------------------------------------------------------------------------------
         III.     Collection Account Activity

              A   Principal Collections
                  i    Principal Payments Received--Cash                                         $4,654,126.86
                  ii   Cash Forwarded by Administrator on behalf of Seller and/or Servicer               $0.00
                  iii  Cash from the Pre-Funding Account for new Serial Loan Purchases                   $0.00
                                                                                         ---------------------
                  iv   Total Principal Collections                                               $4,654,126.86

              B   Interest Collections
                  i    Interest Payments Received--Cash                                          $1,784,129.85
                  ii   Cash Forwarded by Administrator on behalf of Seller and/or Servicer               $0.00
                  iv   Cash Forwarded by Eligible Lender for Special Allowance and
                          Subsidy Payments                                                               $0.00
                                                                                         ---------------------
                  v    Total Interest Collections                                                $1,784,129.85

              C   Capitalized Interest Amount                                                       397,720.15

              D   Investment Earnings                                                               170,076.81

              E   TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT                                  $7,006,053.67

              F   Servicing Fees Due for Current Monthly Collection Period                         $421,448.75

              G   Unpaid Servicing Fees due from Prior Monthly Collection Periods                        $0.00

              I   Administration Fees Due for Current Monthly Collection Period                     $13,486.36

              J   Unpaid Administration Fees Due from Prior Monthly Collection Periods                   $0.00

                  --------------------------------------------------------------------------------------------
              K   Total Fees Due for Period                                                        $434,935.11
                  --------------------------------------------------------------------------------------------


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IV.      Portfolio Characteristics

                       -------------------------------------------------------------------------------------------------------------
                                   Weighted Average Coupon                   # of Loans                               %
                                   -----------------------            --------------------               ---------------------------
                                   1/31/97        12/31/96            1/31/97     12/31/96               1/31/97            12/31/96
------------------------------------------------------------------------------------------------------------------------------------
STATUS:
In School                           8.0281%        8.0212%              3,648      3,542                  3.6074%            3.4812%
Grace                               8.0095%        8.0008%              1,184      1,039                  1.1708%            1.0212%
Repayment
   Current                          8.3822%        8.3706%             63,460     67,895                 62.7540%           66.7299%
   31-60 Days                       8.3152%        8.4024%              7,384      4,725                  7.3019%            4.6439%
   61-90 Days                       8.3984%        8.4432%              2,465      2,109                  2.4376%            2.0728%
   91-120 Days                      8.4791%        8.3916%              1,294      1,689                  1.2796%            1.6600%
   > 120 Days                       8.3624%        8.4179%              1,676      1,022                  1.6574%            1.0045%
                       -------------------------------------------------------------------------------------------------------------
   Total Repayment                  8.3777%        8.3755%             76,346     77,508                 75.4967%           76.1779%

Deferment                           8.3160%        8.3267%             12,017     11,774                 11.8833%           11.5720%
Forbearance                         8.3830%        8.3685%              7,927      7,883                  7.8388%            7.7477%
Claims (1)                          8.3491%        8.4526%                 70         68                  0.0692%            0.0668%
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                 Totals             8.3567%        8.3557%            101,125    101,746                100.0000%          100.0000%
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LOAN TYPE:
Consolidation                       8.6773%        8.6767%              5,739      5,752                  5.6752%            5.6533%
Subsidized Stafford                 8.1384%        8.1378%             69,472     69,912                 68.6991%           68.7123%
Unsub Stafford                      8.2080%        8.2100%             13,508     13,604                 13.3577%           13.3706%
SLS                                 8.7464%        8.7465%              5,940      5,980                  5.8739%            5.8774%
PLS                                 8.7484%        8.7485%              6,466      6,498                  6.3941%            6.3865%

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                 Totals             8.3567%        8.3557%            101,125    101,746                100.0000%          100.0000%
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SCHOOL TYPE:
2-year                              8.2686%        8.2641%              7,013      7,046                  6.9350%            6.9251%
4-year                              8.2403%        8.2407%             74,009     74,534                 73.1857%           73.2550%
Consolidation                       8.6773%        8.6767%              5,739      5,752                  5.6752%            5.6533%
Graduate                            8.2221%        8.2229%              1,392      1,392                  1.3765%            1.3681%
Proprietary/Vocational              8.3178%        8.3145%             10,142     10,179                 10.0292%           10.0043%
Not Identified                      8.2438%        8.2432%              2,830      2,843                  2.7985%            2.7942%
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                 Totals             8.3567%        8.3557%            101,125    101,746                100.0000%          100.0000%
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

                                           Principal Amount                      %
                                  -------------------------------       -------------------
                                     1/31/97          12/31/96           1/31/97   12/31/96
-------------------------------------------------------------------------------------------
STATUS:
In School                          12,172,904.75    11,795,938.72         3.1321%    3.0025%
Grace                               3,831,412.95     3,518,273.81         0.9858%    0.8955%
Repayment
   Current                        246,518,781.28   265,490,611.01        63.4289%   67.5765%
   31-60 Days                      27,518,956.82    18,135,474.87         7.0806%    4.6161%
   61-90 Days                       9,173,070.96     8,139,091.04         2.3602%    2.0717%
   91-120 Days                      4,971,904.42     6,247,606.76         1.2793%    1.5902%
   > 120 Days                       5,760,248.22     3,742,184.85         1.4821%    0.9525%
                       --------------------------------------------------------------------
   Total Repayment                294,207,945.66   302,058,310.55        75.6992%   76.8843%

Deferment                          43,060,454.36    41,853,598.43        11.0794%   10.6532%
Forbearance                        35,381,309.67    33,647,974.51         9.1035%    8.5646%
Claims (1)                            264,975.66       303,342.02         0.0682%    0.0772%
-------------------------------------------------------------------------------------------
                 Totals           388,654,019.09   392,874,096.02       100.0000%  100.0000%
-------------------------------------------------------------------------------------------

LOAN TYPE:
Consolidation                      99,185,689.71    99,629,919.50        25.5203%   25.3592%
Subsidized Stafford               196,642,826.92   199,281,006.85        50.5959%   50.7239%
Unsub Stafford                     46,572,756.97    47,170,413.85        11.9831%   12.0065%
SLS                                21,856,405.92    22,112,402.75         5.6236%    5.6284%
PLS                                24,396,339.57    24,680,353.07         6.2771%    6.2820%

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                 Totals           388,654,019.09   392,874,096.02       100.0000%  100.0000%
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SCHOOL TYPE:
2-year                             18,031,041.13    18,255,382.21         4.6394%    4.6466%
4-year                            234,975,437.33   238,103,511.89        60.4588%   60.6056%
Consolidation                      99,185,689.71    99,629,919.50        25.5203%   25.3592%
Graduate                            6,842,640.99     6,886,299.72         1.7606%    1.7528%
Proprietary/Vocational             19,184,217.68    19,444,512.76         4.9361%    4.9493%
Not Identified                     10,434,992.25    10,554,469.94         2.6849%    2.6865%
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                 Totals           388,654,019.09   392,874,096.02       100.0000%  100.0000%
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(1) Claims Information

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Claim Status           1/31/97        WAC         # of Loans          % of Loans       Principal Amount   % of Principal
-------------------------------------------------------------------------------------------------------------------------------
Claims Pending (2)                  8.3491%           70                0.0692%      264,975.66               0.0682%
Aged Claims Rejected (3)            0.0000%            0                0.0000%            0.00               0.0000%
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                       Totals       8.3491%           70                0.0692%      264,975.66               0.0682%
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(2)  Claims filed and unpaid; includes claims rejected aged less than 6 months.
(3)  Claims rejected (subject to cure) aged 6 months or more;  also includes claims deemed incurable pending repurchase.

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
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         V.       Interest Calculation

              A   Borrower Interest Accrued During Collection Period                             $2,773,167.99
              B   Interest Subsidy Payments Accrued During Collection Period                       $285,029.21
              C   SAP Payments Accrued During Collection Period                                     $38,722.55
              D   Monthly Rebate Fees Accrued During Collection Period                             ($80,364.61)
              E   Investment Earnings                                                              $170,076.81
                                                                                         ---------------------
              F   Net Expected Interest Collections                                              $3,186,631.95


              G   Student Loan Rate
                  i    Days in Collection Period     1/1/97-1/31/97                                         31
                  ii   Net Expected Interest Collections                                         $3,186,631.95
                  iii  Servicing Fee                                                               $421,448.75
                  iv   Administration Fee                                                           $13,486.36
                  v    Total Pool Balance at Beginning of the Collection Period                 395,942,486.15
                  vi   Student Loan Rate                                                               8.07066%
                                                     Interest Dist.
                                                     --------------
                                                     Factor (per $1,000)Accrual Period
                                                     ---------------------------------
              H   Class A-1 LIBOR Based Interest Rate                                                  5.52750%
              I   Class A-1 Rate                        4.452708333     1/27/97-2/24/97                5.52750%
              J   Class A-2 LIBOR Based Interest Rate                                                  5.58750%
              K   Class A-2 Rate                        4.501041694     1/27/97-2/24/97                5.58750%
              L   Certificate LIBOR Based Interest Rate                                                5.88750%
              M   Certificate Rate                      4.742708055     1/27/97-2/24/97                5.88750%


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         VI.      Inputs From Previous Servicing Reports                    1/27/97


              A   Total Student Loan Pool Outstanding
                  i    Current Principal Balance                             392,874,096.02
                  ii   Interest to be Capitalized                              3,068,390.13
                                                                        -------------------
                  iii  Total Student Loan Pool Outstanding                   395,942,486.15

              B   Total Note and Certificate Factor                               1.0000000

              C   Total Note and Certificate Balance                        $428,435,000.00



                  ---------------------------------------------------------------------------------------------------------------
              D   Balance                          1/27/97                       Class A-1         Class A-2         Certificates
                  ---------------------------------------------------------------------------------------------------------------
                  i    Current Factor 1/27/97                                  1.0000000000       1.0000000000       1.0000000000
                  ii   Principal Shortfall                                             0.00               0.00               0.00
                  iii  Expected Balance                                      252,000,000.00     161,439,000.00      14,996,000.00
                                                                        ---------------------------------------------------------
                  iv   Balance                                               252,000,000.00     161,439,000.00      14,996,000.00
              E   Interest Shortfall                                                   0.00               0.00               0.00
              F   Interest Carryover                                                   0.00               0.00               0.00
                  ---------------------------------------------------------------------------------------------------------------


              G   Reserve Account Balance                                  $   6,317,145.00
              H   Pre-Funding Account Balance                              $  13,503,182.39
              I   Unpaid Servicing Fees from Prior Month(s)                            0.00
              J   Unpaid Administration fees from Prior Month(s)                       0.00


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
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         VII. Waterfall for Distributions
                                                                                                                      Remaining
                                                                                                                    Funds Balance
                                                                                                                -------------------
              A   Monthly Available Funds remaining from Prior Monthly Collection Periods       $13,300,180.37     $13,300,180.37

              B   Monthly Available Funds for Current Monthly Period                             $7,006,053.67     $20,306,234.04

              C   Draws from Reserve Fund                                                                $0.00     $20,306,234.04

              D   Servicing Fees due for Current Monthly Period and unpaid from Prior Months       $421,448.75     $19,884,785.29

              E   Administration Fees due for Current Monthly Period and unpaid from
                  Prior Months                                                                      $13,486.36     $19,871,298.93

              F   Noteholders' Interest Distribution Amount
                  i                   Class A-1                                                  $1,122,082.50     $18,749,216.43
                  ii                  Class A-2                                                    $726,643.67     $18,022,572.76
                                                                                           -------------------
                  iii                 Total Noteholders' Interest Distribution                   $1,848,726.17

              G   Certificateholders' Interest Distribution Amount                                  $71,121.65     $17,951,451.11

              H   Monthly Available Funds Remaining                                             $17,951,451.11


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
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         VIII.Distributions

              --------------------------------------------------------------------------------------------------------------------
          A   Distribution Amounts                                              Class A-1           Class A-2         Certificates
              --------------------                                              ---------           ---------         ------------
              i        Monthly Interest Due                                   $1,122,082.50        $726,643.67         $71,121.65
              ii       Monthly Interest Paid                                  $1,122,082.50        $726,643.67         $71,121.65
                                                                        ---------------------------------------------------------
                       Interest Shortfall                                             $0.00              $0.00              $0.00

              iii      Interest LIBOR Carryover Due                                   $0.00              $0.00              $0.00
              iv       Interest LIBOR Carryover Paid                                  $0.00              $0.00              $0.00
                                                                        ---------------------------------------------------------
                       Interest LIBOR Carryover                                       $0.00              $0.00              $0.00

              v        Interest Carryover Shortfall Due                               $0.00              $0.00              $0.00
              vi       Interest Carryover Shortfall Paid                              $0.00              $0.00              $0.00
                                                                        ---------------------------------------------------------
                       Carryover Shortfall                                            $0.00              $0.00              $0.00
              -------------------------------------------------------------------------------------------------------------------
              vii      Total Distribution Amount                              $1,122,082.50        $726,643.67         $71,121.65
              -------------------------------------------------------------------------------------------------------------------

          B   Total Interest Distribution                                     $1,919,847.82
                                                                          -----------------
          C   Total Cash Distributions-Notes and Certificates                 $1,919,847.82

              -----------------------------------------------------------------------------
          D   Note & Certificate Balances                     2/25/97           1/27/97
              ---------------------------                     -------           -------
              i        A-1 Note Balance                  $  252,000,000.00  $252,000,000.00
                       A-1 Note Pool Factor                   1.0000000000     1.0000000000

              ii       A-2 Note Balance                     161,439,000.00   161,439,000.00
                       A-2 Note Pool Factor                   1.0000000000     1.0000000000

              iii      Certificate Balance                   14,996,000.00    14,996,000.00
                       Certificate Pool Factor                1.0000000000     1.0000000000

              -----------------------------------------------------------------------------

          G   Reserve Account Reconciliation
              i        Beginning of Period Balance                                               $6,317,145.00
              ii       Draws for payment of:
                          Servicing Fees                                                                 $0.00
                          Administration Fees                                                            $0.00
                          Noteholders' Interest Distribution Amount                                      $0.00
                          Certificateholders' Interest Distribution Amount                               $0.00
                          Noteholders' Principal Distribution Amount                                     $0.00
                          Certificateholders' Principal Distribution Amount                              $0.00
                                                                                            ------------------
              iii      Total Reserve Account Balance Available                                   $6,317,145.00
              iv       Specified Reserve Account Balance                                         $6,082,617.61
              v        Ending Reserve Account Balance                                            $6,317,145.00

          H   Pre-Funding Account Reconciliation
              i        Beginning of Period Balance                                          $    13,503,182.39
              ii       Draw for Accrued Interest                                                   $397,720.15
              iii      Draw for Serial Loan Purchases                                                    $0.00
                                                                                           -------------------
              iv       Current Pre-Funding Account Balance                                  $    13,105,462.24

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